UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 2, 2007
                Date of Report (Date of earliest event reported)

                            COLONIAL COMMERCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


           NEW YORK                 1-6663                     11-2037182
(State or other Jurisdiction    (Commission File             (IRS Employer
      of Incorporation)             Number)                Identification No.)


      275 WAGARAW ROAD, HAWTHORNE,                    07506
             NEW JERSEY
(Address of Principal Executive Offices)            (Zip Code)

        Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On November 2, 2007, the Company terminated Standstill Agreements dated June 21, 2004 between the Company and each of Michael Goldman, William Pagano, Bernard Korn, Rita Folger and one additional investor. Michael Goldman is Chairman of the Board of the Company. William Pagano is the Chief Executive Officer and a Director of the Company.

The  form  of  the  termination  letter  is  attached  hereto  as  Exhibit 4.01.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits


Exhibit No.  Description

4.01 Form of Standstill Agreement Termination Letter dated November 2, 2007, filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       COLONIAL COMMERCIAL CORP.
                                                       -------------------------
                                                              (Registrant)

Date: November 5, 2007                                      /s/ William Salek
                                                            -----------------
                                                               William Salek
                                                         Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.  Description

4.01 Form of Standstill Agreement Termination Letter dated November 2, 2007, filed herewith.